                                                                    EXHIBIT (16)

                                POWER OF ATTORNEY


The undersigned,

1)       being officers and trustees/directors of:

         a) each of the Van Kampen Open-End Trusts (the "Delaware Open-End Trusts") as indicated on Schedule 1 attached hereto and incorporated by reference, each a Delaware statutory trust,

         b) the Van Kampen Pennsylvania Tax Free Income Fund (the "Pennsylvania Open-End Trust"), a Pennsylvania trust, and

         c) the Van Kampen Series Fund, Inc. (the "Corporation"), a Maryland corporation, (collectively, the Delaware Open-End Trusts, Pennsylvania Open-End Trust, and the Corporation are referred to herein as the "Open-End Funds");

         d) each of the Van Kampen Closed-End Trusts (the "Massachusetts Closed-End Trusts") as indicated on Schedule 2 attached hereto and incorporated by reference, each a Massachusetts business trust,

         e) the Van Kampen Bond Fund (the "Delaware Closed-End Trust"), a Delaware statutory trust,

         f) each of the Van Kampen Pennsylvania Quality Municipal Trust, Van Kampen Trust for Investment Grade Pennsylvania Municipals, Van Kampen Advantage Pennsylvania Municipal Income Trust and Van Kampen Pennsylvania Value Municipal Income Trust (the "Pennsylvania Closed-End Trusts"), each a Pennsylvania trust (collectively, the Massachusetts Closed-End Trusts, Delaware Closed-End Trust and Pennsylvania Closed-End Trusts are referred to herein as the "Closed-End Funds");

2) being officers and trustees, with the exception of Jerry D. Choate, Linda Hutton Heagy, R. Craig Kennedy, Ronald E. Robison (Mr. Robison is president but not a trustee), Jack E. Nelson and Suzanne H. Woolsey, of:

         a) each of the Van Kampen Senior Income Trust and Van Kampen Senior Loan Fund (the "Senior Loan Funds"), each a Massachusetts business trust;

3)       being officers and managing general partners of:

         a) the Van Kampen Exchange Fund (the "Exchange Fund"), a California Limited Partnership (collectively, the Open-End Funds, Closed-End Funds, Senior Loan Funds and Exchange Fund are referred to herein as the "Funds")

do hereby, in the capacities shown below, appoint any Assistant Secretary, Secretary or Vice President of the Funds, as agents and attorneys-in-fact with full power of substitution and resubstitution, for each of the undersigned, as fully to all intents as he or she might or could do in person, for the purposes to execute and deliver, for and on behalf of the undersigned, any Registration Statement on Form N-1A of the Open-End Funds or Exchange Fund (including any and all amendments thereto), any Registration Statement on Form N-2 of the Closed-End Funds or Senior Loan Funds (including any and all amendments thereto), any Registration Statement on Form N-14 of the Funds (including any and all amendments thereto) and any other document, upon the advice of counsel, filed by each Fund with the Securities and Exchange Commission pursuant to the provisions of the Securities Act of 1933, the Securities Exchange Act of 1934 and the Investment Company Act of 1940.

         This Power of Attorney may be executed in multiple counterparts, each of which shall be deemed an original, but which taken together shall constitute one instrument.

Dated: November 16, 2005


             Signature                                                                    Title
             ---------                                                                    -----

/s/ Ronald E. Robison                                                   President and Principal Executive Officer
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      Ronald E. Robison


/s/ Phillip G. Goff                                                       Chief Financial Officer and Treasurer
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          Phillip G. Goff

/s/ Stefanie Chang Yu                                                         Vice President and Secretary
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         Stefanie Chang Yu

/s/ David C. Arch                                                       Trustee/Director/Managing General Partner
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           David C. Arch

/s/ Jerry D. Choate                                                     Trustee/Director/Managing General Partner
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          Jerry D. Choate


/s/ Rod Dammeyer                                                        Trustee/Director/Managing General Partner
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           Rod Dammeyer


/s/ Linda Hutton Heagy                                                  Trustee/Director/Managing General Partner
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        Linda Hutton Heagy


/s/ R. Craig Kennedy                                                    Trustee/Director/Managing General Partner
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         R. Craig Kennedy


/s/ Howard J Kerr                                                       Trustee/Director/Managing General Partner
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           Howard J Kerr


/s/ Jack E. Nelson                                                      Trustee/Director/Managing General Partner
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          Jack E. Nelson


/s/ Hugo F. Sonnenschein                                                Trustee/Director/Managing General Partner
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       Hugo F. Sonnenschein


/s/ Wayne W. Whalen                                                     Trustee/Director/Managing General Partner
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          Wayne W. Whalen


/s/ Suzanne H. Woolsey                                                  Trustee/Director/Managing General Partner
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        Suzanne H. Woolsey
